The Advisors’ Inner Circle Fund III

Prospectus | May 1, 2022

PENN MUTUAL AM STRATEGIC INCOME FUND

I Shares: PMUBX

PENN MUTUAL AM 1847 INCOME FUND

I Shares: PMEFX

Investment Adviser:

PENN MUTUAL ASSET MANAGEMENT, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:

Penn Mutual AM Strategic Income Fund

Investment Objective

The Penn Mutual AM Strategic Income Fund (the “Fund”) seeks attractive risk-adjusted total return through a combination of income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, bonds include fixed-income securities, derivatives and other instruments with economic characteristics similar to fixed-income securities. Fixed-income securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, municipal bonds, corporate obligations, residential and commercial mortgage-backed securities, and asset-backed securities.

The Fund may invest in securities of any credit quality, including those that are rated below investment grade (“high-yield” or “junk” bonds). The Fund may also invest in securities with any maturity or duration, but seeks to maintain an average duration of (negative) two years to positive six years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Generally, the higher a debt security’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The Fund may utilize derivatives, principally futures contracts and swap agreements, to gain or hedge exposure to securities, currencies or other instruments, to manage interest rate risk, to equitize cash positions in the Fund’s portfolio, to manage duration exposure, to meet liquidity needs, or to enhance the Fund’s return. The Fund may also invest in preferred stock.

The Adviser believes that valuation is the source of superior returns, and related decision-making may be optimized when executed through the lens of rigorous risk management. In seeking to achieve the Fund’s investment objective, the Adviser utilizes a value-based methodology that combines bottom-up, fundamental credit, quantitative and technical analyses to identify the relative value of individual securities, take advantage of total return opportunities, exploit market inefficiencies and minimize risk. The Adviser will seek to purchase securities on behalf of the Fund to take advantage of inefficiencies of prices in the securities markets. The Adviser may sell holdings on behalf of the Fund for a variety of reasons, such as to adjust the average maturity, duration or credit quality of the Fund’s portfolio, or to reduce exposure to certain securities. The Fund may buy and sell investments frequently in seeking to achieve its investment objective.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund (in alphabetical order after the first seven risks) are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Fixed-Income Securities Risk — The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed-income markets.

Derivatives Risk — The Fund’s use of derivatives is subject to market risk, leverage risk, correlation risk, liquidity risk and tax risk. Liquidity risk is described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by shareholders. Certain derivatives are also subject to counterparty risk, credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Counterparty risk and credit risk are described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Corporate Fixed-Income Securities Risk — Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed-income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high-yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Counterparty Risk — There is a risk that the Fund may incur a loss arising from the failure of another party to a contract (the counterparty) to meet its obligations. Counterparty risk arises primarily from investments in cash held at the Fund’s custodian, derivatives and currency transactions. Substantial losses can be incurred if a counterparty fails to deliver on its contractual obligations.

Downgrade Risk—The risk that securities are subsequently downgraded in the event that rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed-income security, typically reducing the security’s value.

Futures Contracts Risk — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures typically include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that U.S. fixed-income securities may underperform other segments of the fixed-income markets or the fixed-income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy the Fund’s obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses, and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above.

In a low interest-rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans generally would be expected to decline and, therefore, to extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Residential mortgage-backed securities may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Residential mortgage-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government-issued residential mortgage-backed securities.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Preferred Stock Risk — Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate of return. Preferred stocks are subject to issuer-specific risks (such as credit risk) and market risks applicable generally to equity securities. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks generally are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than the company’s bonds and other debt instruments. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed-income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Swap Agreements Risk — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Swap agreements further involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available by calling toll-free to 877-PMA-MLLC (877-762-6552) or on the Fund’s website at https://www.pennmutualam.com.

BEST QUARTER	WORST QUARTER
5.53%	(4.65)%
06/30/2020	03/31/2020

The performance information shown above is based on a calendar year. The Fund’s performance from 01/01/22 to 03/31/22 was (2.25)%.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Penn Mutual AM Strategic Income Fund	1 Year	Since Inception (07/02/2018)
Fund Returns Before Taxes	2.36%	3.64%
Fund Returns After Taxes	0.59%	2.25%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	1.53%	2.22%
ICE 3-month LIBOR	0.16%	1.26%

Investment Adviser

Penn Mutual Asset Management, LLC (the “Adviser” or “PMAM”)

Portfolio Manager

Mark Heppenstall, CFA, Chief Investment Officer and Portfolio Manager, has managed the Fund since its inception in 2018.

Zhiwei Ren, CFA, Managing Director and Portfolio Manager, has managed the Fund since its inception in 2018.

Greg Zappin, CFA, Managing Director and Portfolio Manager, has managed the Fund since its inception in 2018.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $25,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Penn Mutual AM Strategic Income Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Penn Mutual AM Strategic Income Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 877-PMA-MLLC (877-762-6552).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Penn Mutual AM 1847 Income Fund

Investment Objective

The Penn Mutual AM 1847 Income Fund (the “Fund”) seeks current income and, secondarily, total return consistent with the preservation of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.87%
Total Annual Fund Operating Expenses	1.32%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.67)%
Total Annual Fund Operating Expenses after Fee Reduction and/or Expense Reimbursement	0.65%

1

Penn Mutual Asset Management, LLC (the “Adviser” or “PMAM”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any class-specific expenses, interest, taxes, brokerage commissions, and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s average daily net assets until May 31, 2023 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$352	$659	$1,532

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve its investment objective, the Fund principally invests in a portfolio of corporate bonds, dividend-paying common stocks, preferred stocks, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, asset-backed securities, mortgage-backed securities and municipal bonds. Certain of the Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund may invest any percentage of its net assets in the foregoing securities as the Adviser deems appropriate, except that the Fund will normally invest no more than 40% of its net assets in common stocks.

When selecting corporate bonds, the Adviser will consider the rating the bond has received from S&P Global Ratings (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”). The Adviser may invest in bonds with any rating, including those that are rated below investment grade (“high-yield” or “junk” bonds). The Adviser may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933. The Fund invests only in the corporate bonds of those issuers that, in the opinion of the Adviser, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. The Adviser will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The Fund may invest in bonds with any maturity or duration. The Adviser has the discretion to vary the duration of the portfolio in order to take advantage of prevailing trends in interest rates.

The Fund may invest in common stocks, subject to the 40% limit described above, and in preferred stocks when the Adviser deems it appropriate. The portfolio allocations to common and preferred stocks are determined by the Adviser based upon current and relative yield and the potential total return of these securities relative to their investable universe. The outlook for the economy is also a consideration. During periods of economic strength, greater emphasis may be placed on common stocks. During periods when preferred stocks appear to be undervalued and/or out of favor relative to other income securities, greater emphasis may be placed on preferred stocks. Preferred stocks may also be favored if or when yield discrepancies or variances are observed among publicly traded securities within an individual company’s capital structure.

Common stocks are generally selected based on one of three criteria: (1) stocks selling substantially below their book values; (2) stocks selling at low valuations to their present earnings levels; and (3) stocks judged by the Adviser to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations to their present earnings levels. In addition, the Fund will only purchase common stocks that pay cash dividends; provided, however, that if a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the Adviser believes are offering an attractive and sustainable yield; and (2) preferred stocks offering the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. The Adviser believes, however, that the risks involved with specific stocks selected for the Fund will be lessened by diversification of the Fund’s portfolio. In addition, the Fund invests only in stocks listed on national securities exchanges or quoted on the over-the-counter market.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund (in alphabetical order after the first seven risks) are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Fixed-Income Risk — The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed-income markets.

Corporate Fixed-Income Securities Risk — Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed-income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high-yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund may acquire.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Downgrade Risk — The risk that securities are subsequently downgraded in the event that rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed-income security, typically reducing the security’s value.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses, and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest-rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans generally would be expected to decline and, therefore, to extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. Ginnie Mae securities also are supported by the right of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Residential mortgage-backed securities may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Residential mortgage-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government-issued residential mortgage-backed securities.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Preferred Stock Risk — Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate of return. Preferred stocks are subject to issuer-specific risks (such as credit risk) and market risks applicable generally to equity securities. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks generally are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than the company’s bonds and other debt instruments. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed-income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Privately Issued Securities Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Unrated Securities Risk — Debt securities that are not rated by Moody’s, S&P or Fitch may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance for the 2021 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available by calling toll-free to 877-PMA-MLLC (877-762-6552) or on the Fund’s website at https://www.pennmutualam.com.

BEST QUARTER	WORST QUARTER
8.45%	(2.86)%
03/31/21	09/30/2021

The performance information shown above is based on a calendar year. The Fund’s performance from 01/01/22 to 03/31/22 was (0.22)%.

Average Annual Total Returns for Periods Ended December 31, 2021

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Penn Mutual AM 1847 Income Fund	1 Year	Since Inception (07/31/2020)
Fund Returns Before Taxes	9.78%	11.64%
Fund Returns After Taxes	4.84%	7.79%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.10%	7.44%
Morningstar Moderately Conservative Target Risk Total Return USD Index (reflects no deduction for fees, expenses or taxes)[1]	6.36%	10.09%
Bloomberg U.S. High Yield 2% Issuer Cap Total Return Value Unhedged Index (USD) (reflects no deduction for fees, expenses or taxes)[1]	5.26%	8.28%

[1]

On May 1, 2022, the Fund’s benchmark changed from the Bloomberg U.S. High Yield 2% Issuer Cap Total Return Value Unhedged Index (USD) to the Morningstar Moderately Conservative Target Risk Total Return USD Index because the Adviser believes that the Morningstar Moderately Conservative Target Risk Total Return USD Index better reflects the investment universe of the Fund.

Investment Adviser

Penn Mutual Asset Management, LLC

Portfolio Manager

George Cipolloni III, CFA, Portfolio Manager, has managed the Fund since its inception in 2020.

Scott Ellis, CFA, Portfolio Manager, has managed the Fund since its inception in 2020.

Greg Zappin, CFA, Managing Director and Portfolio Manager, has managed the Fund since its inception in 2020.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $3,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Penn Mutual AM 1847 Income Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Penn Mutual AM 1847 Income Fund, c/o DST Systems, Inc., 430

West 7th Street, Kansas City, MO 64105) or telephone at 877-PMA-MLLC (877-762-6552).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or Individual Retirement Account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Funds’ Investment Objectives and Strategies

The investment objective of the Penn Mutual AM Strategic Income Fund is to seek attractive risk-adjusted total return through a combination of income and capital appreciation.

The investment objective of the Penn Mutual AM 1847 Income Fund is to seek current income and, secondarily, total return consistent with the preservation of capital.

The investment objective of each Fund is not a fundamental policy and may be changed by the Board without shareholder approval.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, a Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, a Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

More Information about Risk

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Funds own and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Asset-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) — Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, a Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Below Investment Grade Fixed-Income Securities (Junk Bonds) Risk (Strategic Income Fund and 1847 Income Fund) — Below investment grade fixed-income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk (Strategic Income Fund) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by a Fund is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Fund) of those types of securities.

Corporate Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — Corporate fixed-income securities are fixed-income securities issued by public and private businesses. Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed-income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit Risk (Strategic Income Fund and 1847 Income Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed-income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. These securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Derivatives Risk (Strategic Income Fund) — Derivatives are instruments that derive their value from an underlying security, financial asset, or an index. Examples of derivative instruments include futures contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which these derivative instruments relate. Some derivative instruments are subject to counterparty risk.

A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund’s performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed-income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets.

Downgrade Risk (Strategic Income Fund and 1847 Income Fund) — The risk that securities are subsequently downgraded in the event that rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these securities may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

Duration Risk (Strategic Income Fund and 1847 Income Fund) — Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed-income security has a five-year duration, the security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed-income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Risk (1847 Income Fund) — Equity securities include common and preferred stocks, convertible securities, rights and warrants, as well as depositary receipts. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s NAV to fluctuate.

Extension Risk (Strategic Income Fund and 1847 Income Fund) — Investments in fixed-income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — The prices of a Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa.

Fixed-income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed-income markets, and result in a decline in the value of the fixed-income investments held by a Fund. These risks may be heightened in a low interest rate environment. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed-income markets.

Futures Contracts Risk (Strategic Income Fund) — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate Risk (Strategic Income Fund and 1847 Income Fund) — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. An historically-low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk (Strategic Income Fund and 1847 Income Fund) — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Large Capitalization Companies Risk (1847 Income Fund) — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Strategic Income Fund) — Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

LIBOR Replacement Risk (Strategic Income Fund and 1847 Income Fund) — The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Strategic Income Fund and 1847 Income Fund) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer.

A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (Strategic Income Fund and 1847 Income Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s net asset value (“NAV”) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Ginnie Mae, which are backed by the “full faith and credit” of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii)

securities (commonly referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee, and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed-income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Municipal Securities Risk (Strategic Income Fund and 1847 Income Fund) — Municipal securities, like other fixed-income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund’s securities.

Portfolio Turnover Risk (Strategic Income Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Preferred Stocks Risk (Strategic Income Fund and 1847 Income Fund) — Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed-income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment Risk (Strategic Income Fund and 1847 Income Fund) — Fund investments in fixed-income securities are subject to prepayment risk. In a declining interest rate environment, fixed-income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Privately Issued Securities Risk (1847 Income Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts, the Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that the Fund may ultimately realize upon their sale or disposition. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Small and Medium Capitalization Companies Risk (1847 Income Fund) — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements Risk (Strategic Income Fund) — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk, and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes). P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market.

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index; or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the Commodity Futures Trading Commission (“CFTC”), not all of which has been proposed or finalized as of the date of this Prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as “Margin Rules”), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund.

Unrated Securities Risk (1847 Income Fund) — Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

U.S. Government Securities Risk (Strategic Income Fund and 1847 Income Fund) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Valuation Risk (1847 Income Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Information about Portfolio Holdings

A description of a Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI. A Fund will post its complete portfolio holdings on the internet at https://aicfundholdings.seic.com within 60 days after the end of each calendar month. A Fund will also disclose its top ten holdings within fifteen days after the end of each calendar month on the internet at https://aicfundholdings.seic.com. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund. The portfolio holdings information placed on a Fund’s website generally will remain there until replaced by new postings as described above.

Investment Adviser

Penn Mutual Asset Management, LLC, a Pennsylvania limited liability company, serves as the investment adviser to the Funds. The Adviser’s principal place of business is 600 Dresher Road, Suite 100, Horsham, Pennsylvania 19044. The Adviser is a wholly-owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), a life insurance company that has been in the insurance and investment business since the mid-1800s. As of December 31, 2021, the Adviser had approximately $34.7 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund.

Fund	Advisory Fee Rate
Strategic Income Fund	0.45%
1847 Income Fund	0.45%

For each Fund, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding any class-specific expenses, interest, taxes, brokerage commissions, and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principals, and other non-routine expenses (collectively, “excluded expenses”)) from exceeding certain limits as set forth below until May 31, 2023 (the “contractual expense limit”).

Fund	Contractual Expense Limit
Strategic Income Fund	1.00%
1847 Income Fund	0.65%

This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2023. In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended December 31, 2021, the Strategic Income Fund and 1847 Income Fund paid 0.45% and 0%, respectively of their average daily net assets in advisory fees (after fee reductions) to the Adviser.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Semi-Annual Report to Shareholders dated June 30, 2021, which covers the period from January 1, 2021 to June 30, 2021.

Portfolio Managers

The Funds are managed by a team of investment professionals that are jointly and primarily responsible for the day to day management of the Funds.

Mark Heppenstall, CFA, Chief Investment Officer and Portfolio Manager, serves as co-manager of the Strategic Income Fund. Mr. Heppenstall joined the Adviser in January 2015 and is responsible for all investment management functions. Prior to joining the Adviser, Mr. Heppenstall served as Managing Director and Portfolio Manager of Penn Mutual from June 2014 to December 2014. Prior to that, he worked for 16 years as Managing Director of Fixed-income at Pennsylvania Public School Employees’ Retirement System. Mr. Heppenstall graduated in 1984 from Vanderbilt University with a Bachelor of Arts degree in U.S. History. He also earned a Master of Science degree in Industrial Administration from the Tepper School of Business at Carnegie Mellon University in 1987.

Zhiwei Ren, CFA, Managing Director and Portfolio Manager, serves as co-manager of the Stategic Income Fund. Mr. Ren joined the Adviser in January 2015 and leads the Quantitative Research and Derivative Hedging group. Prior to joining the Adviser, Mr. Ren served as Managing Director and Portfolio Manager of Penn Mutual from 2011 to 2014. Prior to that, he worked for three years as a Director of Quantitative Research at Genworth Financial and two years as an Investment Managing Consultant at Aflac. Mr. Ren graduated in 1996 from Wuhan University with a Bachelor of Science degree in Computational Mathematics. He also earned a Master of Science degree in Applied Mathematics from Florida State University in 2003 and a Master of Science degree in Financial Mathematics from Worcester Polytechnic Institute in 2005.

Greg Zappin, Managing Director and Portfolio Manager, serves as co-manager of the Strategic Income Fund and 1847 Income Fund. Mr. Zappin joined the Adviser in January 2015 and is responsible for the management of high-yield fixed-income investing. Prior to joining the Adviser, Mr. Zappin served as Managing Director and Portfolio Manager of Penn Mutual from 2012 to 2014. Prior to that, Mr. Zappin worked for five years as a Senior Credit Research Analyst at Logan Circle Partners and five years in a similar capacity for Delaware Investments. Mr. Zappin graduated in 1988 from the University of Massachusetts in Amherst with a Bachelor’s degree in Business Administration. He also earned a Masters of Business Administration degree from Columbia Business School in 1994.

George Cipolloni III, Portfolio Manager, serves as co-manager of the 1847 Income Fund. Mr. Cipolloni joined the Adviser in March 2020 and co-leads the management of balanced income fund strategies. Prior to joining the Adviser, Mr. Cipolloni served as senior portfolio manager at Chartwell Investment Partners (“Chartwell”), and worked for fifteen years as a co-portfolio manager, research analyst, investment committee member and minority shareholder at the Killen Group, prior to its acquisition by Chartwell. Prior to that, Mr. Cipolloni held similar positions at Berwyn Income Fund, Nedgroup Global Cautious Fund, Salomon Smith Barney (now Morgan Stanley) and Ernst & Young. Mr. Cipolloni graduated from Drexel University with a Bachelor of Science degree in Business Administration with a concentration in Finance.

Scott Ellis, Portfolio Manager, serves as co-manager of the 1847 Income Fund. Mr. Ellis joined the Adviser in September 2016 and co-leads the management of balanced income fund strategies. In addition, Mr. Ellis is responsible for research and analysis, trading and portfolio management of investment-grade and high yield corporate credit securities. Prior to joining the Adviser, Mr. Ellis was an investment manager and credit analyst for Aberdeen Asset Management. Mr. Ellis graduated with distinction from the University of Michigan with a Bachelor of Arts degree with concentrations in Business and Sociology.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Related Performance Data of the Adviser

The following tables give the related performance of actual accounts (each, an “Account”), referred to as “a Composite,” managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Strategic Income Fund. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Strategic Income Fund. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Strategic Income Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Adviser has prepared and presented the Composite performance in compliance with the Global Investment Performance Standards (GIPS®). The Adviser’s policies on calculating performance and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and are inclusive of commissions and transaction costs, and assume reinvestment of dividends, interest income, capital gains, or other earnings. Investment transactions are accounted for on a trade date basis. “Net of fees” returns reflect the deduction of investment advisory fees, as well as the deduction of any administrative, custodial, or other fees and expenses incurred, while “gross of fees” returns do not reflect the deduction of investment advisory, administrative or custodial fees but do include trading expenses.

Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same fees and expenses to which the Strategic Income Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Strategic Income Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Strategic Income Fund. The performance data shown below should not be considered a substitute for the Strategic Income Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE STRATEGIC INCOME FUND.

Performance Information for the Adviser’s Substantially Similar Strategy Composite1

Calendar Year Total Pre-Tax Returns

Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	ICE 3-Month USD LIBOR Index (Net)[2]	Number of Accounts at End of Period	Dispersion[3]	Total Assets at End of Period ($ millions)
2021	2.36%	3.13%	0.16%	1	N/A	$123
2020	4.20%	4.90%	0.66%	1	N/A	$120
2019	6.25%	6.97%	2.36%	2	N/A	$263
2018	1.21%	1.71%	2.34%	2	N/A	$247
2017	6.17%	7.18%	1.28%	1	N/A	$137
2016	7.63%	9.03%	0.76%	1	N/A	$129

Average Annual Total Pre-Tax Returns (as of 12/31/21)

	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	ICE 3-Month USD LIBOR Index[2]
1 Year	2.36%	3.13%	0.16%
5 Years	4.02%	4.76%	1.36%
Since Inception[4]	4.61%	5.46%	1.26%[5]

[1]	The Composite performance information is calculated in and expressed in United States dollars and is gross of withholding tax.

[2]

The ICE 3-Month USD LIBOR Index is a benchmark rate produced for five currencies with 3-Month maturities. It provides an indication of the average rate at which a LIBOR contributor bank can obtain unsecured funding in the London interbank market for a given period, in a given currency. The performance results for the ICE 3-Month USD LIBOR Index are net of foreign income tax withholding.

[3]

Dispersion is measured using the asset-weighted standard deviation of Accounts in the Composite for the entire year. Standard deviation is a statistical measure of the degree to which an individual Account’s return varies from the Composite return. Greater dispersion means greater risk to an investor. For periods where less than five Accounts were included in the Composite, dispersion is not disclosed, as it is not considered meaningful.

[4]	Inception date of the Composite is January 1, 2016.

[5]	Returns shown from January 4, 2016.

Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) Shares of a Fund.

For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

To purchase shares directly from a Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 877-PMA-MLLC (877-762-6552).

All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending a Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Penn Mutual AM Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

Penn Mutual AM Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 877-PMA-MLLC (877-762-6552) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class, and your account number).

Wiring Instructions

UMB Bank, N.A.
ABA # 101000695
Penn Mutual AM Funds
DDA # 9872013085

Ref: Fund name/share class/account number/account name

By Systematic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established a direct account with a Fund, you can set up an automatic investment plan via ACH by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, contact the Funds by mail at: Penn Mutual AM Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Penn Mutual AM Funds, c/o DST Systems, Inc., 430 W 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of each Fund with liquid securities and other assets that are eligible for purchase by that Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such transactions will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase shares of the Strategic Income Fund for the first time, you must invest at least $25,000.

To purchase shares of the 1847 Income Fund for the first time, you must invest at least $3,000.

There is no minimum for subsequent investments. The Funds may accept investments of smaller amounts in their sole discretion.

Fund Codes

The Funds’ reference information, which is listed below, will be helpful to you when you contact a Fund to purchase shares, check daily NAV, or obtain additional information.

Fund	Ticker Symbol	CUSIP	Fund Code
Strategic Income Fund	PMUBX	00774Q700	1196
1847 Income Fund	PMEFX	00774Q411	1198

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the next determined net asset value (“NAV”) after a Fund or an authorized institution (as defined below) receives your purchase order in proper form. “Proper form” means that a Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a

Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and, therefore, is subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed-income securities with remaining maturities of more than 60 days, each Fund will use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, each Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 877-PMA-MLLC (877-762-6552).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 877-PMA-MLLC (877-762-6552) for more information.

The sale price of each share will be the NAV next determined after the Funds (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

●	The Fund name;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Penn Mutual AM Funds
P.O. Box 219009
Kansas City, MO 64121-9009

Express Mail Address

Penn Mutual AM Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 877-PMA-MLLC (877-762-6552) to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If you have a direct account with the Funds, you may transfer as little as $100 from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). The minimum balance requirements may be modified by the Funds in their sole discretion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by drawing on a line of credit, by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if your shares were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. A financial intermediary may provide services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of a Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information, please see “Payments to Financial Intermediaries” in the SAI.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments the intermediary may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than two (2) “round trips,” into or out of any Fund within any 90 day period. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

●

Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of each Fund’s long-term shareholders. A Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of these measures taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Subject to a Fund’s right to reject purchases as described in this prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 877-PMA-MLLC (877-762-6552).

Dividends and Distributions

The Penn Mutual AM Strategic Income Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually.

The Penn Mutual AM 1847 Income Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receives your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local income taxation, depending upon your tax situation. Distributions you receive from the Funds may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gain are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). The Funds’ investment strategies may significantly limit their ability to distribute dividends eligible to be treated as qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Internal Revenue Code of 1986, as amended. A RIC’s total “Section 163(j)

Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, each Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Funds invest in foreign securities, each Fund may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI, or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The table that follows presents performance information about the Funds. This information is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the 2021 Annual Report of the Funds, which is available upon request by calling the Funds at 877-PMA-MLLC (877-762-6552).

PENN MUTUAL AM STRATEGIC INCOME FUND

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
I Shares	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Period Ended December 31, 2018*
Net Asset Value, Beginning of Year/Period	$10.28	$10.13	$9.84	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.23	0.23	0.24	0.12
Net Realized and Unrealized Gain (Loss)	0.01	0.25	0.32	(0.13)
Total from Operations	0.24	0.48	0.56	(0.01)
Dividends and Distributions:
Net Investment Income	(0.25)	(0.25)	(0.25)	(0.12)
Net Realized Gain	(0.22)	(0.08)	(0.02)	(0.03)
Return of Capital	(0.22)	—	—	—	^
Total Dividends and Distributions	(0.69)	(0.33)	(0.27)	(0.15)
Net Asset Value, End of Year/Period	$9.83	$10.28	$10.13	$9.84
Total Return†	2.36%	4.89%	5.65%	(0.10)%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$123,052	$120,122	$114,507	$107,887
Ratio of Expenses to Average Net Assets	0.75%	0.74%	0.78%	0.86	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.75%	0.74%	0.78%	0.92	%**
Ratio of Net Investment Income to Average Net Assets	2.24%	2.25%	2.38%	2.48	%**
Portfolio Turnover Rate	96%	175%	83%	21	%***

(1)	Calculated using average shares.

*	Commenced operations on July 2, 2018.

**	Annualized

***	Not Annualized

^	Amount is less than 0.005.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are $0 or have been rounded to $0.

PENN MUTUAL AM 1847 INCOME FUND

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
I Shares	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net Asset Value, Beginning of Year/Period	$10.54	$10.00
Income from Operations:
Net Investment Income(1)	0.30	0.08
Net Realized and Unrealized Gain	0.72	0.57
Total from Operations	1.02	0.65
Dividends and Distributions:
Net Investment Income	(0.47)	(0.08)
Net Realized Gain	(0.85)	(0.03)
Return of Capital	(0.06)	—
Total Dividends and Distributions	(1.38)	(0.11)
Net Asset Value, End of Year/Period	$10.18	$10.54
Total Return†	9.78%	6.47%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$25,389	$21,719
Ratio of Expenses to Average Net Assets	0.65%	0.88	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.32%	1.95	%**
Ratio of Net Investment Income to Average Net Assets	2.61%	1.97	%**
Portfolio Turnover Rate	97%	40	%***

(1)	Calculated using average shares.

*	Commenced operations on July 31, 2020.

**	Annualized

***	Not Annualized

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “-” are $0 or have been rounded to $0.

THE ADVISORS’ INNER CIRCLE FUND III

Penn Mutual Am Strategic Income Fund
Penn Mutual AM 1847 Income Fund

Investment Adviser

Penn Mutual Asset Management, LLC
600 Dresher Road, Suite 100
Horsham, Pennsylvania 19044

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated May 1, 2022, as it may be amended from time to time, includes detailed information about the Funds and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	877-PMA-MLLC (877-762-6552)
By Mail:	Penn Mutual AM Funds P.O. Box 219009 Kansas City, MO 64121-9009
By Internet:	https://www.pennmutualam.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

PNN-PS-001-0500